UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2023
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
535 Mission Street, 8th floor,
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02    Results of Operations and Financial Condition
On February 28, 2023, Eventbrite, Inc. (the "Company") issued a press release and Shareholder Letter (the "Letter") announcing its financial results for the quarter and fiscal year ended December 31, 2022. Copies of the issued press release and the Letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and each of the press release and the Letter are incorporated herein by reference. Additional supplemental financial information (the "Supplemental Information") has been posted to the Investor Relations section of the Company's website at investor.eventbrite.com.
In the Letter, the Company also announced that it would be holding a live webcast on February 28, 2023, at 2:00 p.m. Pacific Time to discuss its financial results for the quarter and fiscal year ended December 31, 2022. A copy of the unofficial transcript of the webcast will be available after the webcast on the Investor Relations section of the Company's website at investor.eventbrite.com.
The Company is making reference to non-GAAP financial information in the Letter, the Supplemental Information and the webcast. Reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents are provided in the Letter and the Supplemental Information, as applicable.
The information furnished pursuant to Item 2.02 of this Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.05    Costs Associated with Exit or Disposal Activities
On February 27, 2023, the Board of Directors (the "Board") of the Company approved a restructuring plan (the "Plan") that is designed to reduce operating costs, drive efficiencies by consolidating development and support talent into regional hubs, and enable investment for potential long-term growth. The Plan eliminates approximately 8% of existing roles out of the Company’s current workforce of 898 employees and relocates approximately 30% of remaining roles, which includes moving certain of the Company’s development roles from Argentina and the United States to Spain and India and relocating nearly all of the Company’s customer support and operations roles to locations outside the United States. The Plan also includes a real estate reduction to reflect the geographic distribution of the Company’s employees as well as other cost cutting measures. The Company expects this initiative to be substantially complete by the end of the fourth quarter of 2023.
The Company expects to incur total costs associated with the Plan of $12-20 million, pre-tax, primarily future cash expenditures. Of that amount, $6-12 million is related to one-time employee termination and relocation costs, and $6-8 million is related to facilities and fixed assets. The Company expects the majority of the employee termination costs to be incurred in the first quarter of 2023 and the relocation and transition related costs to be substantially incurred in the remainder of 2023.
The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 28, 2023.
99.2	Shareholder Letter for the quarter ended December 31, 2022.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding the Company’s expectation with respect to the restructuring plan, including the timing of the completion of this initiative and the expected costs and related charges. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from results expressed or implied in this Current Report on Form 8-K, including those more fully described in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Investors are cautioned not to place undue reliance on these statements. Actual results could differ materially from those expressed or implied. All forward-looking statements are based on information and estimates available to the Company at the time of this Current Report on Form 8-K, and are not guarantees of future performance. Except as required by law, the Company assumes no obligation to update any of the statements in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2023	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer